CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the annual Report of Lans Holdings Inc. (the “Company”) on Form 10-K for the year ended November 30, 2014 filed with the Securities and Exchange Commission (the “Report”), I, Trevor Allen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

By:	/s/ Trevor Allen
Name:	Trevor Allen
Title:	Chief Executive Officer and Chief Financial Officer
Date:	April 20, 2016

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.